PREFERRED STOCK AND WARRANT

CANCELLATION AGREEMENT

Dala Petroleum Corp.

328 Barry Av. S #210

Wayzata, MN  55391

Re:

Preferred Stock and Warrant Cancellation Agreement pursuant to the Common Stock Purchase Agreement (the “Agreement”) by and among Dala Petroleum Corp., a Minnesota corporation (the “Company”), M2 Equity Partners LLC, a Minnesota limited liability company (the “Purchaser”)

Gentlemen:

In consideration of the completion and closing of the Agreement, and the payment to the undersigned of the sum of $________, the receipt of which is hereby acknowledged, the undersigned hereby conveys to the Company and hereby authorizes the Company, and/or American Registrar & Transfer Co., the Company’s transfer agent, to cancel ______ shares of Preferred Stock and _____________ Warrants to acquire __________ shares of Common Stock of the Company. which Preferred Stock and Warrants the undersigned hereby represents and warrants are owned by the undersigned, free and clear of any liens and encumbrances whatsoever, and that the undersigned has full and uncontested authority to convey to the Company for cancellation.

Releases.  The undersigned, jointly and severally, for themselves and each of their present and former, direct and/or indirect, parents, subsidiaries, affiliates, attorneys, agents, representatives, employees, consultants, brokers, officers, directors, equity and/or debt holders, managers, members, successors, predecessors, heirs and assigns (collectively the “Releasors”), hereby expressly and irrevocably release, waive and forever discharge and hold harmless each of the Company, the Purchaser, each of the undersigned and each of all of their respective present and former, direct and/or indirect, parents, subsidiaries, affiliates, attorneys, agents, representatives, employees, consultants, brokers, officers, directors, equity and/or debt holders, managers, members, successors, predecessors, and assigns (collectively, the “Released Parties”) from any and all actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, suspected or unsuspected, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, in law, admiralty or equity, which any of the Holder Releasors ever had, now have, or hereafter can, shall, or may have against any of the Holder Released Parties from the beginning of time through and including the date hereof, respecting the matters covered hereby or in any way related to the Agreement or the Company, assuming the closing of the Agreement.

Governing Law.  This Agreement and the terms and conditions set forth herein, shall be governed by and construed solely and exclusively in accordance with the internal laws of the State of Minnesota without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in Hennepin County, Minnesota. By its execution hereof, the parties hereto covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in Hennepin County and the State of Minnesota and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in Minnesota. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other parties hereto of all of its reasonable counsel fees and disbursements.

Acknowledgement.  The undersigned acknowledges receipt of information under a Confidentiality Agreement about a potential merger or acquisition candidate for the Company (the “Acquisition Candidate”) following the cancellation of the shares of Common Stock of the undersigned hereunder, and the undersigned represents and warrants that the undersigned has the necessary business acumen to evaluate the information received, has requested and received any additional information desired and assumes all risks of any kind or nature whatsoever or otherwise that any such merger or acquisition with the Acquisition Candidate may have on such Common Stock, without qualification.

_______________

Dated: ___________________.

By: ________________________________

Print Name:__________________________

Title: _______________________________

DALA PETROLEUM CORP.

Dated: ___________________.

By:

________________________________

Print Name: __________________________

Title: ________________________________